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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        November 20, 1997
         Date of Report (Date of earliest event reported)


                        BRC HOLDINGS, INC.
      (Exact Name of Registrant as Specified in its Charter)


         Delaware                 0-8615            75-1533071
     (State or Other Jurisdiction   (Commission        (IRS Employer
          of Incorporation)          File Number)     Identification No.)


               1111 W. Mockingbird Lane
                    Suite 1500
                Dallas, Texas                         75247
        (Address of Principal Executive Offices)      (Zip Code)


                         (214) 688-1800
       (Registrant's Telephone Number, Including Area Code)

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Item 5.   Other Events.

As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, BRC Holdings, Inc., a Delaware corporation (the "Registrant"), is filing as an exhibit to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant on November 20, 1997.

Furthermore, the parties to the definitive agreements for the sale of the Registrant's election business, as outlined in the press release on Exhibit 99.1, consummated the transaction on November 20, 1997.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Exhibits.

          Exhibit No.                     Document Description

          99.1                     Press release issued by the Registrant
                                   on November 20, 1997.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRC HOLDINGS, INC.
                                                (Registrant)

                                                    By



DATE: November 20, 1997
                                            Thomas E. Kiraly
                                            Chief Financial Officer
                                             (Principal Financial Officer
                                              and Principal Accounting Officer)

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                                                               EXHIBIT INDEX


EXHIBIT NO.                             DOCUMENT DESCRIPTION

   99.1                                 Press release issued by the
                                        Registrant on November 20, 1997

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                                                                Exhibit 99.1

FOR IMMEDIATE RELEASE


                                        Contacts: P.E. Esping
                                                  Chairman and Chief
                                                  Executive Officer-
                                                  BRC Holdings, Inc.
                                                  (214) 905-2340

                                                  William Welsh
                                                  President and Chief
                                                  Executive Officer-
                                                  American Information
                                                  Systems, Inc.
                                                  (402) 593-0101

                                                  Derry L. Hobson
                                                  Vice President and
                                                  General Manager- Smurfit
                                                  Packaging Corporation
                                                  (209) 592-8327


BRC ANNOUNCES RESTRUCTURING OF ELECTION BUSINESS SALE AND SIGNING OF DEFINITIVE AGREEMENTS

Dallas, Texas, November 20, 1997 -- BRC Holdings, Inc. ("BRC")(NASDAQ-BRCP) announced today that it has received word from the Department of Justice, Antitrust Division ("DOJ") and the Federal Trade Commission that, based on certain changes to the structure of the sale of its election business, BRC has
been granted a termination of the Hart-Scott-Rodino review period.   Based on
the DOJ's actions, BRC announced that it has executed new definitive agreements for the sale of its election business with American Information Systems, Inc. ("AIS") and the Sequoia Pacific Systems division of Smurfit Packaging Corporation ("Sequoia"). The DOJ had conducted a lengthy antitrust investigation of the transaction which was originally entered into between BRC and AIS on November 21, 1996.

To satisfy DOJ concerns, in addition to selling its election business to AIS, BRC has agreed to sell certain technology rights to Sequoia. As a result, both AIS and Sequoia will be able to offer the optical scan vote tabulation products previously sold by BRC. AIS has assumed responsibility for BRC's
existing customers.   Additionally, BRC has agreed to remain as an active
partner with AIS and Sequoia in the election business for a transition period.

Under the revised transaction, BRC will receive approximately $33.2 million in cash, a $14.1 million subordinated note and will retain $12.2 million in
long-term customer notes and installment receivables.   The purchase price is
subject to adjustment based on the conclusion of a final audit of the assets to be transferred. The transaction is expected to close within the next two days.
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"I'm pleased that we've been able to reach an agreement with AIS and Sequoia whereby our customers will continue to be assured of high quality products and services," said P.E. Esping, Chairman and Chief Executive Officer of BRC. "We're pleased to assist the companies through a transition period to ensure that the high standards which we've cultivated in the election systems business will remain and be enhanced in the years to come," said Mr. Esping.

William Welsh, President and Chief Executive Officer of AIS said, " We're pleased to complete this agreement as we begin to prepare for the busy 1998 election calendar. We expect to continue to serve and support BRC's customers far into the future."

Derry Hobson, Vice President and General Manager of Smurfit Packaging Corporation said "We're pleased to add the BRC line of election systems to our business. This agreement allows us to provide paper ballot tabulation equipment while continuing to serve our existing customers and those who prefer our direct response electronic products."

The revised transaction structure provides that BRC will continue to manage certain election production facilities for a period of four months to two years. During that time, BRC will be reimbursed for the expenses it incurs.

BRC, headquartered in Dallas, Texas, provides specialized information systems, consulting and other services to local government and health care enterprises nationwide.

                               ###

The matters discussed herein may include forward-looking statements that involve risks and uncertainties. The Company's actual results may differ materially from those discussed it the forward-looking statements. Potential risks and uncertainties include further regulatory review or intervention in the pending sale of the Company's election business, inability of the parties to consummate the pending election business sale due to financing or other factors, market responses to the Company's product and service offerings, pricing pressures, results from litigation, the timely development and acceptance of new products and services, changes in customer preferences and inventory risks due to shifts in market demand. Consequently, the actual results realized by the Company could differ materially from the statements made herein. Stockholders of the Company are cautioned not to place undue reliance on the forward-looking statements made herein.